As filed with the Securities and Exchange Commission on November 26, 1997

                                                    Registration No. 33-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         Marathon Financial Corporation
             (Exact Name of Registrant as Specified in Its Charter)

         Virginia                                      54-1560968
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

4095 Valley Pike
Winchester, Virginia                                       22602
(Address of Principal Executive Office)                  (Zip Code)

                         Marathon Financial Corporation
                         1996 Long-Term Incentive Plan

                            (Full Title of the Plan)

                              Jody M. Wagner, Esq.
                               Kaufman & Canoles
                                 P. O. Box 3037
                            Norfolk, VA  23514-3037
                    (Name and Address of Agent for Service)

                                 (757) 624-3294
                          (Telephone Number, Including
                        Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE
================================================================================
                                                       Proposed
         Title of                      Proposed         Maximum
        Securities      Amount          Maximum        Aggregate     Amount of
           to be        to be       Offering Price      Offering    Registration
        Registered    Registered     Per Share(1)       Price(1)       Fee(1)
--------------------------------------------------------------------------------
Common Stock,
no par value           350,000          $5.00          $1,750,000      $530.30
================================================================================

(1) Pursuant to rule 457(h), the registration fee was computed using $5.00 per share of Common Stock which is the exercise price on granted options.

                                    PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                         AND NOT REQUIRED IN PROSPECTUS

Item 3:  Incorporation of Documents by Reference.

 The following documents of Marathon Financial Corporation, Inc., a Virginia corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission"), are incorporated by reference into this Registration
Statement:

         (a) The Company's Annual Report on Form 10-KSB, as amended, for the Company's fiscal year ended December 31, 1996 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

         (b) All reports filed by the Company pursuant to Section 13(a) of the 1934 Act since the end of the Company's fiscal year ended December 31, 1996.

         (c) The description of the Company's Common Stock registered under the 1934 Act contained in the Company's Registration Statement on Form S-1 (File No. 333-08995), which became effective on August 26, 1996.

         All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act since the Company's fiscal year ended December 31, 1996.

         Any statement contained in a document incorporated in this Registration Statement by reference shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any other subsequently filed document which also is or is deemed to be incorporated in this Registration Statement by reference modifies or replaces such statement.

Item 4:  Description of Securities.

 Not applicable.

Item 5:  Interests of the Named Experts and Counsel.

 Not applicable.

Item 6:  Indemnification of Directors and Officers.

Section 13.1-692.1 of the Virginia Stock Corporation Act (the "Act") provides that in any proceeding brought by or in the right of a corporation or brought by or on behalf of shareholders of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of (1) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the shareholders, in the bylaws as a limitation on or elimination of the liability of the officer or director, or (2) the greater of (i) $100,000 or
(ii) the amount of cash compensation received by the officer or director from the corporation during the 12 months immediately preceding the act or omission for which liability was imposed. The liability of an officer or director may not be limited under this section of the Act if the officer or director engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market for any security.

Section 13.1-697 of the Act authorizes a Virginia corporation to indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding. A Virginia corporation may not indemnify a director under this section in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Section 13.1-698 provides that, unless limited by its Articles of Incorporation, a Virginia corporation must indemnify a director who entirely prevails in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding. Section 13.1-702 of the Act authorizes a Virginia corporation to indemnify its officers, employees or agents to the same extent as directors.

The Company's Articles of Incorporation provide that to the full extent that the Act permits the limitation or elimination of the liability of directors or officers, a director or officer of the Company shall not be liable to the Company or its shareholders for monetary damages. The Company's Articles of Incorporation also provide that to the full extent permitted and in the manner prescribed by the Act and any other applicable law, the Company shall indemnify a director or officer of the Company who is or was a party to any proceeding by reason of the fact that he is or was such a director or officer or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Any aforesaid reference to directors, officers, employees or agents includes former directors, officers, employees and agents and their respective heirs, executors and administrators.

Officers and directors of the Company are covered by insurance that (with certain exceptions and within certain limitations) indemnifies them against losses and liabilities arising from an alleged "harmful act," including any alleged error or misstatement or misleading statement or wrongful act or omission or neglect or breach of duty.

Item 7:  Exemption from Registration Claimed.

Not applicable.

Item 8:  Exhibits.

Number                                             Description
------                                             -----------
  3.1          Articles of Incorporation of Marathon Financial Corporation incorporated herein by reference to the Registrant's Form S-1, filed with the Securities and Exchange
               Commission on August 26, 1996. (File No. 33-51366).

  3.2          Bylaws of Marathon Financial Corporation incorporated herein by reference to the
               Registrant's Form S-1, filed with the Securities and Exchange Commission on August
               26, 1996.   (File No. 33-51366).

  3.3          Form of Marathon Financial Corporation Common Stock Certificate incorporated herein by reference to the Registrant's Form S-1, filed with the Securities and Exchange
               Commission on August 26, 1996.  (File No. 333-08995).

**5.1          Opinion of Kaufman & Canoles, filed herewith.

**23.1         Consent of Yount, Hyde & Barbour, P.C.

**23.2 Consent of Kaufman & Canoles (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

  24           Powers of Attorney (included on pages 5 and 6 of this Registration Statement).

**99           1996 Long-Term Incentive Plan

--------------------------------------------------------------------------------

* Not filed herewith. In Accordance with Rule 12b-32 of the General Rules and Regulations under the Securities Exchange Act of 1934, the exhibit is incorporated by reference.

** Filed herewith.

Item 9:  Undertakings.

                  (a) The undersigned registrant hereby undertakes:

                           (1) To file,  during  any  period  in which  offers
or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

                           (2) That, for the purpose of determining  any
liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                           (3) To remove from  registration by means of a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein; and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Frederick, Commonwealth of Virginia, on November 26, 1997.

                                               MARATHON FINANCIAL CORPORATION



                                               By:      /s/ Donald L. Unger
                                                   ----------------------------
                                                   Donald L. Unger, President
                                                   and Chief Executive Officer



                               POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person in so signing, also makes, constitutes and appoints Donald L. Unger and Joseph W. Hollis, and each of them individually, his true and lawful attorney-in-fact in this place and stead, to execute and cause to be filed with the Securities and Exchange Commission any and all amendments to this Registration Statement.


Signature


/s/ Frank H. Brumback                                November 26, 1997
-----------------------------------------------
Frank H. Brumback, Chairman of the Board



/s/ Donald L. Unger                                  November 26, 1997
-----------------------------------------------
Donald L. Unger, President and Chief Executive
Officer (Principal Executive Officer and Chief
Financial Officer)


/s/ Robert W. Claytor                                November 26, 1997
-----------------------------------------------
Robert W. Claytor, Director


/s/ Clifton L. Good                                  November 26, 1997
-----------------------------------------------
Clifton L. Good, Director


/s/ Joseph W. Hollis                                 November 26, 1997
-----------------------------------------------
Joseph W. Hollis, Director


/s/ Gerald H. Kidwell                                November 26, 1997
-----------------------------------------------
Gerald H. Kidwell, Director

/s/ Lewis W. Spangler                                November 26, 1997
------------------------------------------------
Lewis W. Spangler, Director


/s/ Thomas W. Grove                                  November 26, 1997
-----------------------------------------------
Thomas W. Grove, Director


/s/ W. Houston Board, III                             November 26, 1997
-----------------------------------------------
W. Houston Board, III, Director


/s/ Ralph S. Gregory                                 November 26, 1997
-----------------------------------------------
Ralph S. Gregory, Director


-----------------------------------------------      November ___, 1997
George R. Irvin, Jr., Director

                                 EXHIBIT INDEX

      The following exhibits are filed herewith unless otherwise indicated

Number                                             Description
------                                             -----------
  3.1          Articles of Incorporation of Marathon Financial Corporation incorporated herein by reference to the Registrant's Form S-1, filed with the Securities and Exchange
               Commission on August 26, 1996. (File No. 33-51366).

  3.2          Bylaws of Marathon Financial Corporation incorporated herein by reference to the
               Registrant's Form S-1, filed with the Securities and Exchange Commission on August
               26, 1996.   (File No. 33-51366).

  3.3          Form of Marathon Financial Corporation Common Stock Certificate incorporated herein by reference to the Registrant's Form S-1, filed with the Securities and Exchange
               Commission on August 26, 1996.  (File No. 333-08995).

**5.1          Opinion of Kaufman & Canoles, filed herewith.

**23.1         Consent of Yount, Hyde & Barbour, P.C.

**23.2 Consent of Kaufman & Canoles (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

  24           Powers of Attorney (included on pages 5 and 6 of this Registration Statement.

**99           1996 Long-Term Incentive Plan

--------------------------------------------------------------------------------
* Not filed herewith. In Accordance with Rule 12b-32 of the General Rules and Regulations under the Securities Exchange Act of 1934, the exhibit is incorporated by reference.

** Filed herewith.